UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2006

PhotoWorks, Inc.

(Exact name of registrant as specified in its charter)

0-15338

(Commission File Number)

Washington	91-0964899
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

71 Columbia Street, Seattle, WA 98104

(Address of principal executive offices, with zip code)

206-281-1390

(Registrant's telephone number, including area code)

[Former Name or Former Address, if applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)         On April 14, 2006, Mr. Werner Reisacher informed the Company that he intended to resign as Chief Financial Officer of the Company to pursue other interests. Mr. Reisacher will remain with the Company as Chief Financial Officer until mid-May, by which time the Company expects to have a new Chief Financial Officer in place.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhotoWorks, Inc.

Date: April 18, 2006	By: /s/ Philippe Sanchez

Philippe Sanchez

President

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